Exhibit 10.15

SECURITY AGREEMENT JOINDER

THIS SECURITY AGREEMENT JOINDER dated as of May 16, 2017 (this “Agreement”) is entered into by MARCorp Signal, LLC (the “Additional Purchaser”) and Summit Semiconductor, LLC (the “Company”), pursuant to the Security Agreement dated as of November 30, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Company and the Purchasers from time to time party thereto. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

RECITALS:

WHEREAS, the Company and the Additional Purchaser have entered into that certain Securities Purchase Agreement dated as of the date hereof (the “Purchase Agreement”);

WHEREAS, the Purchase Agreement requires the Additional Purchaser to become a party to the Security Agreement; and

WHEREAS, the Additional Purchaser has agreed to execute and deliver this Agreement in order to become a party to the Security Agreement;

NOW, THEREFORE, IT IS AGREED:

Section 1. Security Agreement. By executing and delivering this Agreement, the Additional Purchaser hereby becomes a party to the Security Agreement as a Purchaser thereunder with the same force and effect as if originally named therein as a Purchaser and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Purchaser thereunder.

Section 2 Grant of Security Interest. To secure the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Company hereby pledges and grants to the Additional Purchaser, a continuing security interest in all of the Company’s right, title and interest in and to the Collateral, whether now owned or hereafter acquired by the Company and whether now existing or hereafter coming into existence, which shall remain in effect until indefeasible payment and performance in full of all of the Secured Obligations.

Section 3. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Joinder shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Security Agreement Joinder to be duly executed and delivered as of the date first above written.

SUMMIT SEMICONDUCTOR, LLC

By:
Name: Brett Moyer
Title: Chief Executive Officer

MARCORP SIGNAL, LLC

By:
Name:
Title:

[Signature Page to Security Agreement Joinder]